UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 29, 2015

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 29, 2015, HealthSouth Corporation (“HealthSouth” or the “Company”) completed its registered public offering of an additional $400 million in aggregate principal amount of the Company’s 5.75% Senior Notes due 2024 (the “Additional 2024 Notes”) at a public offering price of 102% of the principal amount. The terms of the Additional 2024 Notes are governed by the previously executed Indenture, dated as of December 1, 2009 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as successor to The Bank of Nova Scotia Trust Company of New York, as trustee (the “Trustee”), and the Fourth Supplemental Indenture, dated September 11, 2012 (the “2024 Supplemental Indenture”), among the Company, the subsidiary guarantors named therein, and the Trustee. The sale of the Additional 2024 Notes was registered pursuant to a Registration Statement (No. 333-183740) on Form S-3 filed by the Company with the Securities and Exchange Commission.
The Additional 2024 Notes will:

•	mature on November 1, 2024 and bear interest at 5.75% per annum, payable semiannually in arrears on May 1 and November 1, beginning on May 1, 2015;

•
be jointly and severally guaranteed on a senior, unsecured basis by all of the Company’s existing and future subsidiaries that guarantee borrowings under its credit agreement and other capital markets debt;

•	rank, along with the related guarantees, equal in right of payment to the Company’s current and future senior debt and senior in right of payment to any future subordinated debt; and

•
be effectively subordinated to the Company’s current and future secured debt, to the extent of the value of the assets securing such debt, and any liabilities of the Company’s nonguarantor subsidiaries.

The indenture relating to the Additional 2024 Notes contains restrictive covenants that, among other things, limit the Company’s ability and the ability of certain of its subsidiaries to, among other things, incur or guarantee additional indebtedness; pay dividends on, or redeem or repurchase, its capital stock; make investments; and merge, consolidate, or transfer all or substantially all of its assets.

The descriptions of the provisions of the Base Indenture and the 2024 Supplemental Indenture are summary in nature and are qualified in their entirety by reference to the provisions of the definitive agreements. The Base Indenture was filed as an exhibit to the Company’s Annual Report on Form 10‑K for the year ended December 31, 2009, and is incorporated herein by reference. The 2024 Supplemental Indenture, which includes the form of Additional 2024 Notes, was filed on September 11, 2012 as Exhibit 4.2 to Company’s Current Report on Form 8-K and is incorporated herein by reference.
Forward-Looking Statements
The information contained in this Current Report on Form 8-K includes certain estimates, projections, and other forward-looking information that reflect the Company's current views with respect to future events. These estimates, projections, and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. All such estimates, projections, and forward-looking information speak only as of the date hereof. The Company undertakes no duty to publicly update or revise the information contained herein. There can be no assurance that any estimates, projections, or forward-looking information will be realized. There may be differences between such estimates and actual events, and those differences may be material.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
4.1
Indenture, dated as of December 1, 2009, between HealthSouth Corporation and Wells Fargo Bank, National Association, as successor to The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated herein by reference to Exhibit 4.7.1 to HealthSouth's Annual Report on Form 10-K for the year ended December 31, 2009).

4.2
Fourth Supplemental Indenture, dated September 11, 2012, among HealthSouth Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as successor to The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated herein by reference to Exhibit 4.2 to HealthSouth's Current Report on Form 8-K filed on September 11, 2012).

4.4	Form of 5.75% Senior Notes due 2024 (included in Exhibit 4.2).
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSOUTH CORPORATION
By:	/s/ John P. Whittington
Name:	John P. Whittington
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: January 29, 2015